Financial Highlights Unaudited (in millions, except percentages and per share data)
	Quarterly Trends					Δ		Year-to-Date		Δ
	2Q’18	3Q’18	4Q’18	1Q’19	2Q’19	Q/Q	Y/Y	2018	2019	Y/Y
SELECTED INCOME STATEMENT DATA
Net income (loss)	$257	$623	$(104)	$708	$720	2%	180%	$534	$1,428	167%
Adjusted operating income	288	371	240	287	370	29%	28%	529	657	24%

FINANCIAL RATIOS
Return on assets (ROA)	0.98%	2.14%	(0.34)%	2.19%	2.12%	(7)bps	114bps	1.04%	2.16%	112bps
Adjusted operating ROA	1.34%	1.49%	0.88%	1.02%	1.28%	26bps	(6)bps	1.29%	1.15%	(14)bps
Net investment spread – Retirement Services	1.90%	1.78%	1.43%	1.36%	1.68%	32bps	(22)bps	1.85%	1.52%	(33)bps
Return on equity (ROE)	12.0%	28.6%	(4.8)%	30.8%	25.6%	(520)bps	1,360bps	12.1%	27.7%	1,560bps
Adjusted operating ROE	14.2%	17.2%	10.8%	12.8%	16.2%	340bps	200bps	13.3%	14.6%	130bps
Adjusted operating ROE – Retirement Services	19.8%	23.2%	16.0%	14.4%	18.9%	450bps	(90)bps	18.6%	17.1%	(150)bps

EARNINGS AND BOOK VALUE PER COMMON SHARE
Earnings per common share – basic[1]	$1.30	$3.16	$(0.53)	$3.65	$3.76	3%	189%	$2.71	$7.43	174%
Earnings per common share – diluted class A2	1.30	3.15	(0.53)	3.64	3.75	3%	188%	2.70	7.41	174%
Adjusted operating earnings per common share[3]	1.47	1.90	1.23	1.50	1.95	30%	33%	2.70	3.45	28%
Book value per common share	42.89	45.51	42.45	52.12	66.69	28%	55%	42.89	66.69	55%
Adjusted book value per common share[3]	42.27	45.53	45.59	47.30	49.50	5%	17%	42.27	49.50	17%

SELECTED BALANCE SHEET DATA
Total assets	$115,191	$118,250	$125,505	$132,857	$138,980	5%	21%	$115,191	$138,980	21%
Invested assets	98,609	100,596	111,034	113,771	116,671	3%	18%	98,609	116,671	18%
Total liabilities	106,729	109,272	117,229	122,740	126,615	3%	19%	106,729	126,615	19%
Reserve liabilities	96,248	98,553	107,732	111,791	114,680	3%	19%	96,248	114,680	19%
Debt	1,174	991	991	991	991	—%	(16)%	1,174	991	(16)%
Total shareholders’ equity	8,462	8,978	8,276	10,117	12,365	22%	46%	8,462	12,365	46%
Adjusted common shareholders’ equity	8,303	8,976	8,823	9,102	9,127	—%	10%	8,303	9,127	10%

DEPOSITS
Retail	$2,038	$2,200	$2,018	$1,816	$1,909	5%	(6)%	$3,324	$3,725	12%
Flow reinsurance	473	610	1,136	1,020	1,125	10%	138%	677	2,145	217%
Funding agreements	125	—	225	—	299	100%	139%	425	299	(30)%
Pension risk transfer	54	476	1,785	1,923	706	(63)%	NM	320	2,629	NM
Total organic deposits	2,690	3,286	5,164	4,759	4,039	(15)%	50%	4,746	8,798	85%
Inorganic deposits	19,104	—	7,878	—	—	—%	(100)%	19,104	—	(100)%
Total deposits	$21,794	$3,286	$13,042	$4,759	$4,039	(15)%	(81)%	$23,850	$8,798	(63)%

Note: “NM” represents changes that are not meaningful. Please refer to Notes to the Financial Supplement section and the Non-GAAP Measure Reconciliations for discussion on adjusted operating income, adjusted operating ROE, adjusted operating ROA, net investment spread, adjusted book value per common share, invested assets, reserve liabilities, and adjusted common shareholders’ equity. 1 Basic earnings per common share, including basic weighted average common shares outstanding, includes all classes eligible to participate in dividends for each period presented. 2 Diluted earnings per common share on a GAAP basis for Class A common shares, including diluted Class A weighted average common shares outstanding, includes the dilutive impacts, if any, of Class B common shares, Class M common shares and any other stock-based awards. 3 Represents Class A common shares outstanding or weighted average common shares outstanding assuming conversion or settlement of all outstanding items that are able to be converted to or settled in Class A common shares, including the impacts of Class B common shares, Class M common shares and any other stock-based awards, but excluding any awards for which the exercise or conversion price exceeds the market value of our Class A common shares on the applicable measurement date.

Condensed Consolidated Statements of Income (GAAP view) Unaudited (in millions, except percentages)
	Quarterly Trends					Δ		Year-to-Date		Δ
	2Q’18	3Q’18	4Q’18	1Q’19	2Q’19	Q/Q	Y/Y	2018	2019	Y/Y
REVENUE
Premiums	$731	$526	$1,833	$1,966	$733	(63)%	—%	$1,009	$2,699	167%
Product charges	106	119	128	125	132	6%	25%	202	257	27%
Net investment income	958	1,070	1,121	1,066	1,161	9%	21%	1,813	2,227	23%
Investment related gains (losses)	(2)	816	(1,902)	1,772	1,316	(26)%	NM	(238)	3,088	NM
Other-than-temporary impairment investment losses
Other-than-temporary impairment losses	—	(7)	(14)	(2)	(7)	(250)%	(100)%	(3)	(9)	(200)%
Other-than-temporary impairment losses reclassified to (from) other comprehensive income	—	4	2	1	1	—%	100%	—	2	100%
Net other-than-temporary impairment losses	—	(3)	(12)	(1)	(6)	NM	(100)%	(3)	(7)	(133)%
Other revenues	6	10	4	12	9	(25)%	50%	12	21	75%
Revenues related to consolidated variable interest entities
Net investment income	14	15	17	16	21	31%	50%	24	37	54%
Investment related gains (losses)	(11)	23	(35)	5	3	(40)%	127%	(6)	8	233%
Total revenues	$1,802	$2,576	$1,154	$4,961	$3,369	(32)%	87%	$2,813	$8,330	196%

BENEFITS AND EXPENSES
Interest sensitive contract benefits	$342	$742	$(825)	$1,516	$1,094	(28)%	220%	$373	$2,610	NM
Amortization of deferred sales inducements	23	23	(12)	5	13	160%	(43)%	43	18	(58)%
Future policy and other policy benefits	864	928	1,994	2,295	1,057	(54)%	22%	1,265	3,352	165%
Amortization of deferred acquisition costs and value of business acquired	89	36	(33)	231	261	13%	193%	171	492	188%
Dividends to policyholders	9	10	5	9	9	—%	—%	22	18	(18)%
Policy and other operating expenses	154	158	172	165	185	12%	20%	296	350	18%
Total benefits and expenses	1,481	1,897	1,301	4,221	2,619	(38)%	77%	2,170	6,840	215%
Income (loss) before income taxes	321	679	(147)	740	750	1%	134%	643	1,490	132%
Income tax expense (benefit)	64	56	(43)	32	30	(6)%	(53)%	109	62	(43)%
Net income (loss)	$257	$623	$(104)	$708	$720	2%	180%	$534	$1,428	167%

Segment Results of Operations (Management view) Unaudited (in millions, except percentages and per share data)
	Quarterly Trends					Δ		Year-to-Date		Δ
	2Q’18	3Q’18	4Q’18	1Q’19	2Q’19	Q/Q	Y/Y	2018	2019	Y/Y
ADJUSTED OPERATING INCOME – CONSOLIDATED
Fixed income and other investment income	$921	$1,036	$1,142	$1,154	$1,175	2%	28%	$1,719	$2,329	35%
Alternative investment income	88	90	62	49	170	247%	93%	183	219	20%
Net investment earnings	1,009	1,126	1,204	1,203	1,345	12%	33%	1,902	2,548	34%
Cost of crediting	(368)	(453)	(516)	(535)	(547)	(2)%	(49)%	(690)	(1,082)	(57)%
Other liability costs[1]	(220)	(221)	(332)	(260)	(295)	(13)%	(34)%	(428)	(555)	(30)%
Cost of funds	(588)	(674)	(848)	(795)	(842)	(6)%	(43)%	(1,118)	(1,637)	(46)%
Operating expenses	(70)	(78)	(82)	(82)	(87)	(6)%	(24)%	(143)	(169)	(18)%
Interest expense	(14)	(13)	(12)	(13)	(12)	8%	14%	(24)	(25)	(4)%
Pre-tax adjusted operating income	337	361	262	313	404	29%	20%	617	717	16%
Income tax (expense) benefit – operating	(49)	10	(22)	(26)	(34)	(31)%	31%	(88)	(60)	32%
Adjusted operating income	$288	$371	$240	$287	$370	29%	28%	$529	$657	24%

Adjusted operating earnings per common share	$1.47	$1.90	$1.23	$1.50	$1.95	30%	33%	$2.70	$3.45	28%

ADJUSTED OPERATING INCOME – RETIREMENT SERVICES
Fixed income and other investment income	$897	$1,021	$1,132	$1,151	$1,170	2%	30%	$1,672	$2,321	39%
Alternative investment income	86	87	99	20	151	NM	76%	177	171	(3)%
Net investment earnings	983	1,108	1,231	1,171	1,321	13%	34%	1,849	2,492	35%
Cost of crediting	(368)	(453)	(516)	(535)	(547)	(2)%	(49)%	(690)	(1,082)	(57)%
Other liability costs[1]	(220)	(221)	(332)	(260)	(295)	(13)%	(34)%	(428)	(555)	(30)%
Cost of funds	(588)	(674)	(848)	(795)	(842)	(6)%	(43)%	(1,118)	(1,637)	(46)%
Operating expenses	(56)	(63)	(65)	(62)	(68)	(10)%	(21)%	(114)	(130)	(14)%
Interest expense	(3)	(2)	—	(2)	(1)	50%	67%	(3)	(3)	—%
Pre-tax adjusted operating income	336	369	318	312	410	31%	22%	614	722	18%
Income tax (expense) benefit – operating	(49)	10	(22)	(26)	(34)	(31)%	31%	(88)	(60)	32%
Adjusted operating income	$287	$379	$296	$286	$376	31%	31%	$526	$662	26%

ADJUSTED OPERATING INCOME (LOSS) – CORPORATE & OTHER
Fixed income and other investment income	$24	$15	$10	$3	$5	67%	(79)%	$47	$8	(83)%
Alternative investment income	2	3	(37)	29	19	(34)%	NM	6	48	NM
Net investment earnings	26	18	(27)	32	24	(25)%	(8)%	53	56	6%
Operating expenses	(14)	(15)	(17)	(20)	(19)	5%	(36)%	(29)	(39)	(34)%
Interest expense	(11)	(11)	(12)	(11)	(11)	—%	—%	(21)	(22)	(5)%
Pre-tax adjusted operating income (loss)	1	(8)	(56)	1	(6)	NM	NM	3	(5)	(267)%
Income tax (expense) benefit – operating	—	—	—	—	—	—%	—%	—	—	—%
Adjusted operating income (loss)	$1	$(8)	$(56)	$1	$(6)	NM	NM	$3	$(5)	(267)%

Note: Please refer to Notes to the Financial Supplement section and the Non-GAAP Measure Reconciliations for discussion on adjusted operating income and adjusted operating earnings per common share. 1 Other liability costs primarily includes DAC, DSI and VOBA amortization and rider reserve changes for all products, the cost of liabilities on products other than deferred annuities and institutional costs including offsets for premiums, product charges and other revenues.

Reconciliation of Earnings Measures Unaudited (in millions, except percentages and per share data)
	Quarterly Trends					Δ		Year-to-Date		Δ
	2Q’18	3Q’18	4Q’18	1Q’19	2Q’19	Q/Q	Y/Y	2018	2019	Y/Y
RECONCILIATION OF NET INCOME TO ADJUSTED OPERATING INCOME
Net income (loss)	$257	$623	$(104)	$708	$720	2%	180%	$534	$1,428	167%
Non-operating adjustments
Realized gains (losses) on sale of AFS securities	11	5	(20)	12	41	242%	273%	28	53	89%
Unrealized, impairments and other investment gains (losses)	10	6	(40)	29	10	(66)%	—%	16	39	144%
Change in fair value of reinsurance assets	(129)	(95)	(100)	616	570	(7)%	NM	(207)	1,186	NM
Offsets to investment gains (losses)	34	31	46	(199)	(204)	(3)%	NM	56	(403)	NM
Investment gains (losses), net of offsets	(74)	(53)	(114)	458	417	(9)%	NM	(107)	875	NM
Change in fair values of derivatives and embedded derivatives – FIAs, net of offsets	68	376	(288)	(27)	(57)	(111)%	(184)%	154	(84)	(155)%
Integration, restructuring and other non-operating expenses	(8)	(2)	(4)	(1)	(11)	NM	(38)%	(16)	(12)	25%
Stock compensation expense	(2)	(3)	(3)	(3)	(3)	—%	(50)%	(5)	(6)	(20)%
Income tax (expense) benefit – non-operating	(15)	(66)	65	(6)	4	167%	127%	(21)	(2)	90%
Less: Total non-operating adjustments	(31)	252	(344)	421	350	(17)%	NM	5	771	NM
Adjusted operating income	$288	$371	$240	$287	$370	29%	28%	$529	$657	24%

RECONCILIATION OF BASIC EARNINGS PER CLASS A COMMON SHARES TO ADJUSTED OPERATING EARNINGS PER COMMON SHARE
Basic earnings per share – Class A common shares	$1.30	$3.16	$(0.53)	$3.65	$3.76	3%	189%	$2.71	$7.43	174%
Non-operating adjustments
Realized gains (losses) on sale of AFS securities	0.05	0.02	(0.11)	0.06	0.21	250%	NM	0.14	0.28	100%
Unrealized, impairments and other investment gains (losses)	0.05	0.03	(0.20)	0.16	0.05	(69)%	—%	0.08	0.21	163%
Change in fair value of reinsurance assets	(0.66)	(0.49)	(0.51)	3.20	3.01	(6)%	NM	(1.06)	6.24	NM
Offsets to investment gains (losses)	0.18	0.15	0.23	(1.04)	(1.07)	(3)%	NM	0.29	(2.12)	NM
Investment gains (losses), net of offsets	(0.38)	(0.29)	(0.59)	2.38	2.20	(8)%	NM	(0.55)	4.61	NM
Change in fair values of derivatives and embedded derivatives – FIAs, net of offsets	0.35	1.91	(1.47)	(0.14)	(0.30)	(114)%	(186)%	0.79	(0.44)	(156)%
Integration, restructuring and other non-operating expenses	(0.05)	(0.02)	(0.02)	(0.01)	(0.06)	NM	(20)%	(0.08)	(0.06)	25%
Stock compensation expense	(0.02)	(0.01)	(0.01)	(0.01)	(0.02)	(100)%	—%	(0.03)	(0.03)	—%
Income tax (expense) benefit – non-operating	(0.08)	(0.34)	0.33	(0.03)	0.02	167%	125%	(0.11)	(0.01)	91%
Less: Total non-operating adjustments	(0.18)	1.25	(1.76)	2.19	1.84	(16)%	NM	0.02	4.07	NM
Effect of items convertible to or settled in Class A common shares	0.01	0.01	—	(0.04)	(0.03)	25%	NM	(0.01)	(0.09)	NM
Adjusted operating earnings per common share	$1.47	$1.90	$1.23	$1.50	$1.95	30%	33%	$2.70	$3.45	28%

Note: Please refer to Notes to the Financial Supplement section for discussion on adjusted operating income.

Retirement Services Segment Highlights Unaudited (in millions, except percentages)
	Quarterly Trends					Δ		Year-to-Date		Δ
	2Q’18	3Q’18	4Q’18	1Q’19	2Q’19	Q/Q	Y/Y	2018	2019	Y/Y
NET INVESTMENT SPREAD – RETIREMENT SERVICES
Net investment earned rate	4.74%	4.55%	4.57%	4.21%	4.63%	42bps	(11)bps	4.68%	4.42%	(26)bps
Cost of crediting	1.78%	1.86%	1.91%	1.92%	1.92%	0bps	14bps	1.75%	1.92%	17bps
Other liability costs	1.06%	0.91%	1.23%	0.93%	1.03%	10bps	(3)bps	1.08%	0.98%	(10)bps
Cost of funds	2.84%	2.77%	3.14%	2.85%	2.95%	10bps	11bps	2.83%	2.90%	7bps
Net investment spread	1.90%	1.78%	1.43%	1.36%	1.68%	32bps	(22)bps	1.85%	1.52%	(33)bps

Average invested assets	$82,879	$97,500	$107,939	$111,443	$114,059	2%	38%	$79,000	$112,711	43%

COST OF CREDITING – RETIREMENT SERVICES
FIA option costs	$186	$235	$261	$265	$265	—%	42%	$341	$530	55%
Fixed interest credited to policyholders	132	160	182	179	183	2%	39%	252	362	44%
Cost of crediting on deferred annuities	318	395	443	444	448	1%	41%	593	892	50%
Average account value on deferred annuities	66,241	79,673	88,874	89,809	90,675	1%	37%	62,694	90,261	44%
Cost of crediting on deferred annuities rate	1.92%	1.98%	2.00%	1.98%	1.98%	0bps	6bps	1.89%	1.98%	9bps

Cost of crediting on institutional products	$50	$58	$73	$91	$99	9%	98%	$97	$190	96%
Average institutional reserve liabilities	6,341	6,608	7,827	9,809	10,470	7%	65%	6,148	10,140	65%
Cost of crediting on institutional products rate	3.16%	3.54%	3.74%	3.69%	3.76%	7bps	60bps	3.15%	3.73%	58bps

Cost of crediting	$368	$453	$516	$535	$547	2%	49%	$690	$1,082	57%

OTHER LIABILITY COSTS – RETIREMENT SERVICES
Change in rider reserve	$84	$248	$173	$154	$138	(10)%	64%	$194	$292	51%
DAC, DSI and VOBA amortization	101	(44)	130	91	125	37%	24%	186	216	16%
Other[1]	35	17	29	15	32	113%	(9)%	48	47	(2)%
Other liability costs	$220	$221	$332	$260	$295	13%	34%	$428	$555	30%

INVESTMENT MARGIN ON DEFERRED ANNUITIES – RETIREMENT SERVICES
Net investment earned rate	4.74%	4.55%	4.57%	4.21%	4.63%	42bps	(11)bps	4.68%	4.42%	(26)bps
Cost of crediting on deferred annuities	1.92%	1.98%	2.00%	1.98%	1.98%	0bps	6bps	1.89%	1.98%	9bps
Investment margin on deferred annuities	2.82%	2.57%	2.57%	2.23%	2.65%	42bps	(17)bps	2.79%	2.44%	(35)bps

Note: Please refer to Notes to the Financial Supplement section and the Non-GAAP Reconciliations for discussion on net investment spread, investment margin on deferred annuities, net investment earned rate, and cost of crediting on deferred annuities. 1 Other primarily includes payout annuities, policy maintenance costs, reinsurance expense allowances, excise taxes and non-deferred acquisition costs, net of product charges.

Condensed Consolidated Balance Sheets Unaudited (in millions, except percentages)
	December 31, 2018	June 30, 2019	Δ
ASSETS
Investments
Available-for-sale securities, at fair value	$59,265	$66,878	13%
Trading securities, at fair value	1,949	2,381	22%
Equity securities, at fair value	216	336	56%
Mortgage loans, net of allowances	10,340	11,912	15%
Investment funds	703	722	3%
Policy loans	488	480	(2)%
Funds withheld at interest	15,023	15,307	2%
Derivative assets	1,043	2,299	120%
Short-term investments, at fair value	191	288	51%
Other investments	122	119	(2)%
Total investments	89,340	100,722	13%
Cash and cash equivalents	2,911	4,847	67%
Restricted cash	492	391	(21)%
Investments in related parties
Available-for-sale securities, at fair value	1,437	1,740	21%
Trading securities, at fair value	249	311	25%
Equity securities, at fair value	120	344	187%
Mortgage loans	291	287	(1)%
Investment funds	2,232	2,578	16%
Funds withheld at interest	13,577	13,737	1%
Other investments	386	387	—%
Accrued investment income	682	758	11%
Reinsurance recoverable	5,534	5,678	3%
Deferred acquisition costs, deferred sales inducements and value of business acquired	5,907	5,324	(10)%
Other assets	1,635	1,224	(25)%
Assets of consolidated variable interest entities
Investments
Trading securities, at fair value – related party	35	21	(40)%
Equity securities, at fair value – related party	50	6	(88)%
Investment funds	624	612	(2)%
Cash and cash equivalents	2	1	(50)%
Other assets	1	12	NM
Total assets	$125,505	$138,980	11%

Condensed Consolidated Balance Sheets, continued Unaudited (in millions, except percentages)
	December 31, 2018	June 30, 2019	Δ
LIABILITIES
Interest sensitive contract liabilities	$96,610	$100,291	4%
Future policy benefits	16,704	20,089	20%
Other policy claims and benefits	142	147	4%
Dividends payable to policyholders	118	116	(2)%
Long-term debt	991	991	—%
Derivative liabilities	85	80	(6)%
Payables for collateral on derivatives	969	2,183	125%
Funds withheld liability	721	759	5%
Other liabilities	888	1,958	120%
Liabilities of consolidated variable interest entities	1	1	—%
Total liabilities	$117,229	$126,615	8%

EQUITY
Preferred stock	$—	$—	—%
Common stock	—	—	—%
Additional paid-in-capital	3,462	4,144	20%
Retained earnings	5,286	6,461	22%
Accumulated other comprehensive income (loss)	(472)	1,760	NM
Total shareholders’ equity	8,276	12,365	49%
Total liabilities and equity	$125,505	$138,980	11%

Investments (GAAP view) Unaudited (in millions, except percentages)
	December 31, 2018		June 30, 2019
	Carrying Value	Percent of Total	Carrying Value	Percent of Total
INVESTMENTS AND INVESTMENTS IN RELATED PARTIES SUMMARY
Investments
Available-for-sale securities, at fair value
U.S. government and agencies	$57	0.1%	$60	0.0%
U.S. state, municipal and political subdivisions	1,293	1.2%	1,407	1.2%
Foreign governments	161	0.1%	324	0.3%
Corporate	37,097	34.4%	42,800	35.7%
CLO	5,361	5.0%	6,641	5.5%
ABS	4,920	4.6%	5,232	4.4%
CMBS	2,357	2.2%	2,790	2.3%
RMBS	8,019	7.5%	7,624	6.3%
Total available-for-sale securities, at fair value	59,265	55.1%	66,878	55.7%
Trading securities, at fair value	1,949	1.8%	2,381	2.0%
Equity securities, at fair value	216	0.2%	336	0.3%
Mortgage loans, net of allowances	10,340	9.6%	11,912	9.9%
Investment funds	703	0.6%	722	0.6%
Policy loans	488	0.4%	480	0.4%
Funds withheld at interest	15,023	14.0%	15,307	12.7%
Derivative assets	1,043	1.0%	2,299	1.9%
Short-term investments, at fair value	191	0.2%	288	0.2%
Other investments	122	0.1%	119	0.1%
Total investments	89,340	83.0%	100,722	83.8%
Investment in related parties
Available-for-sale securities, at fair value	1,437	1.3%	1,740	1.5%
Trading securities, at fair value	249	0.2%	311	0.3%
Equity securities, at fair value	120	0.1%	344	0.3%
Mortgage loans	291	0.3%	287	0.3%
Investment funds	2,232	2.1%	2,578	2.1%
Funds withheld at interest	13,577	12.6%	13,737	11.4%
Other investments	386	0.4%	387	0.3%
Total investments in related parties	18,292	17.0%	19,384	16.2%
Total investments including related parties	$107,632	100.0%	$120,106	100.0%

Invested Assets (Management view) Unaudited (in millions, except percentages)
	December 31, 2018		June 30, 2019
	Invested Asset Value[1]	Percent of Total	Invested Asset Value[1]	Percent of Total
INVESTED ASSETS
Corporate	$55,772	50.2%	$56,651	48.6%
CLO	8,275	7.5%	9,627	8.2%
Credit	64,047	57.7%	66,278	56.8%
RMBS	9,814	8.9%	8,990	7.7%
Mortgage loans	14,423	13.0%	16,533	14.2%
CMBS	3,018	2.7%	3,358	2.9%
Real estate	27,255	24.6%	28,881	24.8%
ABS	7,706	6.9%	8,413	7.2%
Alternative investments	4,492	4.1%	5,194	4.5%
State, municipal, political subdivisions and foreign government	2,122	1.9%	2,253	1.9%
Equity securities	467	0.4%	485	0.4%
Short-term investments	765	0.7%	455	0.4%
U.S. government and agencies	134	0.1%	74	0.1%
Other investments	15,686	14.1%	16,874	14.5%
Cash and equivalents	2,881	2.6%	3,434	2.9%
Policy loans and other	1,165	1.0%	1,204	1.0%
Total invested assets	$111,034	100.0%	$116,671	100.0%

1 Please refer to Notes to the Financial Supplement for discussion on invested assets including alternative investments and Non-GAAP Measure Reconciliations for the reconciliation of investments including related parties to invested assets.

Investment Funds (GAAP view) Unaudited (in millions, except percentages)
	December 31, 2018		June 30, 2019
	Carrying Value	Percent of Total	Carrying Value	Percent of Total
INVESTMENT FUNDS INCLUDING RELATED PARTIES[1]
Investment funds
Real estate	$215	6.0%	$249	6.4%
Credit funds	172	4.8%	169	4.3%
Private equity	253	7.1%	246	6.3%
Real assets	56	1.6%	57	1.5%
Natural resources	4	0.1%	1	—%
Other	3	0.1%	—	—%
Total investment funds	703	19.7%	722	18.5%
Investment funds – related parties
Differentiated investments
AmeriHome	463	13.0%	452	11.6%
Catalina	233	6.5%	262	6.7%
Athora	105	3.0%	127	3.3%
Venerable	92	2.6%	98	2.5%
Other	196	5.5%	221	5.6%
Total differentiated investments	1,089	30.6%	1,160	29.7%
Real estate	497	14.0%	614	15.7%
Credit funds	316	8.9%	352	9.0%
Private equity	18	0.5%	67	1.7%
Real assets	145	4.1%	150	3.8%
Natural resources	104	2.9%	144	3.7%
Public equities	63	1.8%	91	2.3%
Total investment funds – related parties	2,232	62.8%	2,578	65.9%
Investment funds – assets of consolidated VIEs
MidCap	553	15.5%	554	14.2%
Real estate	30	0.8%	41	1.0%
Real assets	41	1.2%	17	0.4%
Total investment funds – assets of consolidated VIEs	624	17.5%	612	15.6%
Total investment funds including related parties and funds owned by consolidated VIEs	$3,559	100.0%	$3,912	100.0%

1 Investment funds, including related parties and investment funds of consolidated VIE’s, is the GAAP measure which does not include investments that we view as alternative investments. Alternative investments include CLO equity tranche securities that are included in trading securities in the GAAP view, a nonredeemable preferred stock viewed as an alternative investment for management view but included in equity securities for GAAP view, investment funds included in our funds withheld at interest reinsurance portfolios, net assets of VIEs other than investment funds as well as royalties and other investments. Please refer to Notes to the Financial Supplement section for discussion on invested assets including alternative investments and the Non-GAAP Measure Reconciliations section for the reconciliation of investment funds to alternative investments.

Alternative Investments (Management view) Unaudited (in millions, except percentages)
	December 31, 2018		June 30, 2019
	Invested Asset Value[1]	Percent of Total	Invested Asset Value[1]	Percent of Total
ALTERNATIVE INVESTMENTS
Retirement Services
Differentiated investments
AmeriHome	$568	12.6%	$554	10.7%
MidCap	553	12.3%	554	10.7%
Catalina	232	5.2%	262	5.0%
Venerable	92	2.1%	98	1.9%
Other	229	5.1%	211	4.1%
Total differentiated investments	1,674	37.3%	1,679	32.4%
Real estate	1,015	22.6%	1,116	21.5%
Credit	537	11.9%	1,022	19.7%
Private equity	279	6.2%	323	6.2%
Real assets	276	6.2%	330	6.3%
Natural resources	55	1.2%	57	1.1%
Other	4	0.1%	46	0.9%
Total Retirement Services	3,840	85.5%	4,573	88.1%
Corporate & Other
Athora	130	2.9%	133	2.6%
Credit	203	4.5%	146	2.8%
Natural resources	213	4.8%	251	4.8%
Public equities[2]	100	2.2%	91	1.7%
Other	6	0.1%	—	—%
Total Corporate & Other	652	14.5%	621	11.9%
Total alternative investments[1]	$4,492	100.0%	$5,194	100.0%

1 Alternative investments does not correspond to the total investment funds, including related parties and VIEs, on our condensed consolidated balance sheets. Alternative investments adjusts the GAAP presentation to include CLO equity tranche securities that are included in trading securities in the GAAP view, a nonredeemable preferred stock viewed as an alternative investment for management view but included in equity securities for GAAP view, investment funds included in our funds withheld at interest reinsurance portfolios, net assets of VIEs other than investment funds, as well as royalties and other investments. Please refer to Notes to the Financial Supplement section for discussion on invested assets including alternative investments and the Non-GAAP Measure Reconciliations section for the reconciliation of investment funds, including related parties and VIEs to alternative investments.

2 Public Equities include: OneMain Financial (OMF) - 2.8 million and 2.8 million of shares, respectively, as of June 30, 2019 and December 31, 2018; Caesars Entertainment (Ticker: CZR) - 0.0 million and 5.5 million of shares as of June 30, 2019 and December 31, 2018.

Funds Withheld at Interest (GAAP view) Unaudited (in millions, except percentages)
	December 31, 2018		June 30, 2019
	Carrying Value	Percent of Total	Carrying Value	Percent of Total
FUNDS WITHHELD AT INTEREST INCLUDING RELATED PARTIES
Fixed maturity securities
U.S. government and agencies	$77	0.3%	$17	0.1%
U.S. state, municipal and political subdivisions	563	2.0%	549	1.9%
Foreign governments	145	0.5%	176	0.6%
Corporate	16,267	56.9%	15,418	53.1%
CLO	1,990	7.0%	2,523	8.7%
ABS	1,601	5.6%	2,120	7.3%
CMBS	575	2.0%	736	2.5%
RMBS	1,876	6.6%	1,672	5.8%
Total fixed maturity securities	23,094	80.9%	23,211	80.0%
Equity securities	66	0.2%	221	0.7%
Mortgage loans	3,815	13.3%	4,428	15.2%
Investment funds	660	2.3%	687	2.4%
Derivative assets	77	0.3%	186	0.6%
Short-term investments	641	2.2%	223	0.8%
Cash and cash equivalents	455	1.6%	440	1.5%
Other assets and liabilities	(208)	(0.8)%	(352)	(1.2)%
Total funds withheld at interest including related parties[1]	$28,600	100.0%	$29,044	100.0%

1 Funds withheld at interest represents a receivable for amounts contractually withheld by ceding companies in accordance with modco and funds withheld reinsurance agreements in which we act as the reinsurer. In managing our business we utilize invested assets, where we adjust the presentation for funds withheld and modco transactions to include or exclude the underlying investments based upon the contractual transfer of economic exposure to such underlying investments.

Net Investment Earned Rates (NIER) Unaudited (In millions, except percentages)
	Quarterly Trends					Δ		Year-to-Date		Δ
	2Q’18	3Q’18	4Q’18	1Q’19	2Q’19	Q/Q	Y/Y	2018	2019	Y/Y
NIER – CONSOLIDATED
Fixed income and other investments	4.49%	4.33%	4.35%	4.28%	4.26%	(2)bps	(23)bps	4.41%	4.27%	(14)bps
Alternative investments	9.37%	9.13%	5.81%	4.36%	14.13%	977bps	476bps	9.78%	9.28%	(50)bps
Total net investment earned rate	4.71%	4.52%	4.40%	4.28%	4.67%	39bps	(4)bps	4.66%	4.48%	(18)bps

NIER SUMMARY – RETIREMENT SERVICES
Fixed income and other investments	4.49%	4.33%	4.35%	4.28%	4.26%	(2)bps	(23)bps	4.40%	4.27%	(13)bps
Alternative investments	11.28%	10.65%	11.00%	2.13%	14.46%	1,233bps	318bps	11.64%	8.42%	(322)bps
Total net investment earned rate	4.74%	4.55%	4.57%	4.21%	4.63%	42bps	(11)bps	4.68%	4.42%	(26)bps

Fixed income and other investment income	$897	$1,021	$1,132	$1,151	$1,170	2%	30%	$1,672	$2,321	39%
Alternatives investment income	86	87	99	20	151	NM	76%	177	171	(3)%
Total net investment earnings	$983	$1,108	$1,231	$1,171	$1,321	13%	34%	$1,849	$2,492	35%

Fixed income and other investments	$79,847	$94,227	$104,342	$107,641	$109,888	2%	38%	$75,965	$108,651	43%
Alternatives investments	3,032	3,273	3,597	3,802	4,171	10%	38%	3,035	4,060	34%
Total average invested assets	$82,879	$97,500	$107,939	$111,443	$114,059	2%	38%	$79,000	$112,711	43%

NIER SUMMARY – CORPORATE & OTHER
Fixed income and other investments	4.51%	4.33%	4.34%	4.28%	4.26%	(2)bps	(25)bps	4.85%	3.81%	(104)bps
Alternative investments	1.34%	1.81%	(22.46)%	17.66%	11.96%	(570)bps	1,062bps	1.68%	14.80%	1,312bps
Total net investment earned rate	3.71%	3.51%	(7.57)%	13.19%	8.39%	(480)bps	468bps	4.01%	10.05%	604bps

Fixed income and other investment income	$24	$15	$10	$3	$5	67%	(79)%	$47	$8	(83)%
Alternatives investment income	2	3	(37)	29	19	(34)%	NM	6	48	NM
Total net investment earnings	$26	$18	$(27)	$32	$24	(25)%	(8)%	$53	$56	6%

Fixed income and other investments	$2,130	$1,422	$824	$320	$539	68%	(75)%	$1,951	$481	(75)%
Alternatives investments	718	681	660	639	623	(3)%	(13)%	695	632	(9)%
Total average invested assets	$2,848	$2,103	$1,484	$959	$1,162	21%	(59)%	$2,646	$1,113	(58)%

Note: Please refer to Notes to the Financial Supplement section and the Non-GAAP Measure Reconciliations for discussion on net investment earned rate. The investment results above are presented net of investment management fees.

Net Investment Earned Rates (NIER), continued Unaudited (in millions, except percentages)
	Quarterly Trends					Δ		Year-to-Date		Δ
	2Q’18	3Q’18	4Q’18	1Q’19	2Q’19[1]	Q/Q	Y/Y	2018	2019	Y/Y
NIER BY ASSET CLASS
Corporate securities	3.97%	3.88%	3.99%	3.93%	4.12%	19bps	15bps	3.95%	4.02%	7bps
Structured securities
RMBS	5.87%	6.04%	6.03%	6.03%	5.07%	(96)bps	(80)bps	5.65%	5.56%	(9)bps
CLO	5.09%	4.95%	4.69%	4.76%	4.73%	(3)bps	(36)bps	5.14%	4.86%	(28)bps
ABS	4.95%	4.59%	4.55%	3.95%	4.34%	39bps	(61)bps	4.57%	4.16%	(41)bps
CMBS	4.64%	4.24%	4.18%	4.16%	3.93%	(23)bps	(71)bps	4.39%	4.03%	(36)bps
Total structured securities	5.33%	5.19%	5.07%	4.90%	4.64%	(26)bps	(69)bps	5.15%	4.80%	(35)bps
State, municipal, political subdivisions and U.S. and foreign government	4.63%	4.02%	4.19%	4.27%	3.80%	(47)bps	(83)bps	4.61%	4.03%	(58)bps
Mortgage loans	5.63%	4.97%	4.99%	4.91%	4.54%	(37)bps	(109)bps	5.55%	4.72%	(83)bps
Alternative investments	9.37%	9.13%	5.81%	4.36%	14.13%	977bps	476bps	9.78%	9.28%	(50)bps
Other U.S. and Bermuda invested assets	2.27%	2.55%	2.45%	2.70%	2.84%	14bps	57bps	2.11%	2.67%	56bps
Consolidated net investment earned rate	4.71%	4.52%	4.40%	4.28%	4.67%	39bps	(4)bps	4.66%	4.48%	(18)bps

Note: Please refer to Notes to the Financial Supplement section and the Non-GAAP Measure Reconciliations for discussion on net investment earned rate. The investment results above are presented net of investment management fees. 1 In the second quarter of 2019, we implemented a new management fee structure which changed the allocation of fees by asset class. Although the implementation of the new management fee structure had impacts on the allocation of fees by asset class, on a consolidated basis the impact was immaterial.

Credit Quality of Securities Unaudited (in millions, except percentages)
	December 31, 2018		June 30, 2019
CREDIT QUALITY OF AFS SECURITIES (GAAP VIEW)	Fair Value	Percent of Total	Fair Value	Percent of Total
NAIC designation
1	$31,311	51.6%	$35,333	51.5%
2	25,871	42.6%	29,768	43.4%
Total investment grade	57,182	94.2%	65,101	94.9%
3	2,746	4.5%	2,655	3.9%
4	533	0.9%	712	1.0%
5	232	0.4%	130	0.2%
6	9	0.0%	20	0.0%
Total below investment grade	3,520	5.8%	3,517	5.1%
Total AFS securities including related parties	$60,702	100.0%	$68,618	100.0%

NRSRO designation
AAA/AA/A	$19,690	32.4%	$24,216	35.3%
BBB	23,326	38.4%	26,780	39.0%
Non-rated[1]	9,624	15.9%	9,692	14.1%
Total investment grade[2]	52,640	86.7%	60,688	88.4%
BB	2,670	4.4%	2,910	4.2%
B	875	1.4%	889	1.3%
CCC	2,340	3.9%	2,229	3.3%
CC and lower	1,296	2.1%	1,235	1.8%
Non-rated[1]	881	1.5%	667	1.0%
Total below investment grade	8,062	13.3%	7,930	11.6%
Total AFS securities including related parties	$60,702	100.0%	$68,618	100.0%

	Invested Asset Value[3]	% NAIC 1 or 2	Invested Asset Value[3]	% NAIC 1 or 2
SUMMARY OF NAIC 1 & 2 DESIGNATIONS BY ASSET CLASS (MANAGEMENT VIEW)
Corporate securities	$52,496	93.8%	$53,038	93.6%
RMBS	9,410	96.0%	8,591	95.6%
CLO	7,823	94.5%	9,454	98.2%
ABS	7,146	92.8%	7,663	91.1%
CMBS	2,797	92.7%	3,173	94.5%
Total structured securities	27,176	94.3%	28,881	95.0%
State, municipal, political subdivisions and U.S. and foreign government	2,233	99.0%	2,309	99.2%
Short-term investments	775	100.0%	455	100.0%
Total NAIC 1 & 2 Designations	$82,680		$84,683

1 Securities denoted as non-rated by the NRSRO were classified as investment or non-investment grade according to the security’s respective NAIC designation. With respect to loan-backed and structured securities, the NAIC designation methodology differs in significant respects from the NRSRO rating methodology. 2 We view the NAIC designation methodology as the most appropriate way to view our AFS portfolio when evaluating credit risk since a large portion of our holdings were purchased at a significant discount to par. With respect to loan-backed and structured securities, the NAIC designation methodology differs in significant respects from the NRSRO rating methodology. NRSRO ratings methodology is focused on the likelihood of recovery of all contractual payments, including principal at par regardless of entry price, while the NAIC designation methodology considers our investment at amortized cost, and the likelihood of recovery of that book value as opposed to the likelihood of the recovery of all contractual payments. 3 Please refer to Notes to the Financial Supplement section for discussion on invested assets and Non-GAAP Measure Reconciliations section for the reconciliation of AFS to invested assets.

Credit Quality of Invested Assets (Management view) Unaudited (In millions, except percentages)
	December 31, 2018		June 30, 2019			December 31, 2018		June 30, 2019
	Inv. Asset Value[1]	% of Total	Inv. Asset Value[1]	% of Total		Inv. Asset Value[1]	% of Total	Inv. Asset Value[1]	% of Total
CREDIT QUALITY OF INVESTED ASSETS					CREDIT QUALITY OF INVESTED ASSETS
NAIC designation					NRSRO designation
1	$45,287	51.7%	$45,698	50.9%	AAA/AA/A	$30,630	35.0%	$32,231	35.9%
2	37,393	42.7%	38,985	43.4%	BBB	33,289	38.0%	34,719	38.6%
Non-rated[3]	—	—%	—	—%	Non-rated[3]	13,522	15.4%	12,918	14.4%
Total investment grade	82,680	94.4%	84,683	94.3%	Total investment grade	77,441	88.4%	79,868	88.9%
3	3,659	4.2%	3,620	4.0%	BB	3,587	4.1%	3,715	4.1%
4	930	1.1%	1,160	1.3%	B	1,316	1.5%	1,314	1.5%
5	315	0.3%	324	0.4%	CCC	2,610	3.0%	2,477	2.8%
6	22	0.0%	34	0.0%	CC and lower	1,412	1.6%	1,324	1.5%
Non-rated[3]	—	—%	—	—%	Non-rated[3]	1,240	1.4%	1,123	1.2%
Total below investment grade	4,926	5.6%	5,138	5.7%	Total below investment grade	10,165	11.6%	9,953	11.1%
Total NAIC designated assets[2]	87,606	100.0%	89,821	100.0%	Total NRSRO designated assets[2]	87,606	100.0%	89,821	100.0%

Assets without NAIC designation					Assets without NRSRO designation
Commercial mortgage loans					Commercial mortgage loans
CM1	4,276	39.3%	4,075	33.0%	CM1	4,276	39.3%	4,075	33.0%
CM2	4,184	38.4%	5,344	43.3%	CM2	4,184	38.4%	5,344	43.3%
CM3	1,894	17.4%	2,626	21.3%	CM3	1,894	17.4%	2,626	21.3%
CM4	393	3.6%	258	2.1%	CM4	393	3.6%	258	2.1%
CM5	138	1.3%	40	0.3%	CM5	138	1.3%	40	0.3%
CM6	—	—%	—	—%	CM6	—	—%	—	—%
CM7	—	—%	—	—%	CM7	—	—%	—	—%
Total CMLs	10,885	100.0%	12,343	100.0%	Total CMLs	10,885	100.0%	12,343	100.0%
Residential mortgage loans					Residential mortgage loans
In good standing	3,490	98.7%	4,132	98.6%	In good standing	3,490	98.7%	4,132	98.6%
90 days late	33	0.9%	30	0.7%	90 days late	33	0.9%	30	0.7%
In foreclosure	15	0.4%	28	0.7%	In foreclosure	15	0.4%	28	0.7%
Total RMLs	3,538	100.0%	4,190	100.0%	Total RMLs	3,538	100.0%	4,190	100.0%
Alternative investments	4,492		5,194		Alternative investments	4,492		5,194
Cash and equivalents	2,881		3,434		Cash and equivalents	2,881		3,434
Equity securities	467		485		Equity securities	467		485
Other[4]	1,165		1,204		Other[4]	1,165		1,204
Total invested assets	$111,034		$116,671		Total invested assets	$111,034		$116,671

1 Please refer to Notes to the Financial Supplement section for discussion on invested assets and Non-GAAP Measure Reconciliations section for the reconciliation of AFS to invested assets. 2 NAIC and NRSRO designations include corporates, CLO, RMBS, CMBS, ABS, state, municipal, political subdivisions and foreign government securities, short-term investments and U.S. government and agencies securities. 3 Securities denoted as non-rated by the NRSRO were classified as investment or non-investment grade according to the security’s respective NAIC designation. With respect to loan-backed and structured securities, the NAIC designation methodology differs in significant respects from the NRSRO rating methodology. 4 Other includes equity securities, policy loans, accrued interest, and other invested assets.

Credit Quality of Invested Assets – RMBS, CLOs, ABS (Management view) Unaudited (In millions, except percentages)
	December 31, 2018		June 30, 2019			December 31, 2018		June 30, 2019
	Inv. Asset Value[1]	% of Total	Inv. Asset Value[1]	% of Total		Inv. Asset Value[1]	% of Total	Inv. Asset Value[1]	% of Total
CREDIT QUALITY OF RMBS – NAIC DESIGNATION					CREDIT QUALITY OF RMBS – NRSRO DESIGNATION
1	$9,097	92.8%	$8,191	91.1%	AAA/AA/A	$1,129	11.5%	$851	9.5%
2	313	3.2%	400	4.5%	BBB	314	3.2%	459	5.1%
Non-rated[2]	—	—%	—	—%	Non-rated[2]	3,337	34.0%	3,132	34.8%
Total investment grade	9,410	96.0%	8,591	95.6%	Total investment grade	4,780	48.7%	4,442	49.4%
3	248	2.5%	231	2.6%	BB	507	5.1%	388	4.3%
4	112	1.1%	128	1.4%	B	372	3.8%	299	3.3%
5	28	0.3%	25	0.3%	CCC	2,521	25.7%	2,342	26.1%
6	16	0.1%	15	0.1%	CC and lower	1,410	14.4%	1,310	14.6%
Non-rated[2]	—	—%	—	—%	Non-rated[2]	224	2.3%	209	2.3%
Total below investment grade	404	4.0%	399	4.4%	Total below investment grade	5,034	51.3%	4,548	50.6%
Total invested assets RMBS	$9,814	100.0%	$8,990	100.0%	Total invested assets RMBS	$9,814	100.0%	$8,990	100.0%

CREDIT QUALITY OF CLOs – NAIC DESIGNATION					CREDIT QUALITY OF CLOs – NRSRO DESIGNATION
1	$4,666	56.4%	$5,439	56.5%	AAA/AA/A	$4,530	54.7%	$5,367	55.8%
2	3,157	38.1%	4,015	41.7%	BBB	3,555	43.0%	4,027	41.8%
Non-rated[2]	—	—%	—	—%	Non-rated[2]	—	—%	60	0.6%
Total investment grade	7,823	94.5%	9,454	98.2%	Total investment grade	8,085	97.7%	9,454	98.2%
3	423	5.1%	144	1.5%	BB	161	1.9%	144	1.5%
4	22	0.3%	22	0.2%	B	29	0.4%	22	0.2%
5	7	0.1%	7	0.1%	CCC	—	—%	7	0.1%
6	—	—%	—	—%	CC and lower	—	—%	—	—%
Total below investment grade	452	5.5%	173	1.8%	Total below investment grade	190	2.3%	173	1.8%
Total invested assets CLOs	$8,275	100.0%	$9,627	100.0%	Total invested assets CLOs	$8,275	100.0%	$9,627	100.0%

CREDIT QUALITY OF ABS – NAIC DESIGNATION					CREDIT QUALITY OF ABS – NRSRO DESIGNATION
1	$4,720	61.3%	$4,984	59.3%	AAA/AA/A	$3,319	43.1%	$3,920	46.6%
2	2,426	31.5%	2,679	31.8%	BBB	1,948	25.3%	2,051	24.4%
Non-rated[2]	—	—%	—	—%	Non-rated[2]	1,661	21.5%	1,692	20.1%
Total investment grade	7,146	92.8%	7,663	91.1%	Total investment grade	6,928	89.9%	7,663	91.1%
3	369	4.8%	481	5.7%	BB	436	5.7%	457	5.4%
4	43	0.5%	127	1.5%	B	89	1.1%	95	1.1%
5	148	1.9%	142	1.7%	CCC	—	—%	—	—%
6	—	—%	—	—%	CC and lower	—	—%	—	—%
Non-rated[2]	—	—%	—	—%	Non-rated[2]	253	3.3%	198	2.4%
Total below investment grade	560	7.2%	750	8.9%	Total below investment grade	778	10.1%	750	8.9%
Total invested assets ABS	$7,706	100.0%	$8,413	100.0%	Total invested assets ABS	$7,706	100.0%	$8,413	100.0%

1 Please refer to Notes to the Financial Supplement section for discussion on invested assets and Non-GAAP Measure Reconciliations section for the reconciliation of investments including related parties to invested assets. 2 Securities denoted as non-rated by the NRSRO were classified as investment or non-investment grade according to the security’s respective NAIC designation. With respect to loan-backed and structured securities, the NAIC designation methodology differs in significant respects from the NRSRO rating methodology.

Reserve Liabilities & Rollforwards Unaudited (in millions, except percentages)
	December 31, 2018		June 30, 2019
	Dollars	Percent of Total	Dollars	Percent of Total
RESERVE LIABILITIES
Fixed indexed annuities	$73,224	68.0%	$76,327	66.5%
Fixed rate annuities	17,802	16.5%	18,669	16.3%
Total deferred annuities	91,026	84.5%	94,996	82.8%
Pension risk transfer annuities	4,710	4.4%	7,229	6.3%
Payout annuities	6,009	5.6%	5,938	5.2%
Funding agreements	3,826	3.5%	4,125	3.6%
Life and other	2,161	2.0%	2,392	2.1%
Total reserve liabilities	$107,732	100.0%	$114,680	100.0%

	Quarterly Trends					Δ		Year-to-Date		Δ
	2Q’18	3Q’18	4Q’18	1Q’19	2Q’19	Q/Q	Y/Y	2018	2019	Y/Y
RESERVE LIABILITY ROLLFORWARD
Reserve liabilities – beginning	$75,823	$96,248	$98,553	$107,732	$111,791	4%	47%	$75,447	$107,732	43%
Deposits[1]	2,794	3,407	5,269	4,860	4,153	(15)%	49%	4,929	9,013	83%
Acquisition and block reinsurance[2]	19,104	—	7,878	—	—	—%	(100)%	19,104	—	(100)%
Withdrawals	(1,812)	(2,167)	(3,125)	(2,780)	(2,907)	(5)%	(60)%	(3,567)	(5,687)	(59)%
Other reserve changes	339	1,065	(843)	1,979	1,643	(17)%	NM	335	3,622	NM
Reserve liabilities – ending	$96,248	$98,553	$107,732	$111,791	$114,680	3%	19%	$96,248	$114,680	19%

DEFERRED ANNUITY ACCOUNT VALUE ROLLFORWARD[3]
Account value – beginning	$59,447	$78,848	$80,499	$89,435	$90,184	1%	52%	$58,539	$89,435	53%
Deposits[1]	2,529	2,783	3,110	2,800	2,976	6%	18%	4,045	5,776	43%
Acquisition and block reinsurance[2]	17,721	—	7,815	—	—	—%	(100)%	17,721	—	(100)%
Premium and interest bonuses	73	77	68	58	68	17%	(7)%	120	126	5%
Fixed and index credits to policyholders	672	754	559	423	591	40%	(12)%	1,331	1,014	(24)%
Surrenders and benefits paid	(1,511)	(1,867)	(2,513)	(2,431)	(2,548)	(5)%	(69)%	(2,749)	(4,979)	(81)%
Fee and product charges	(83)	(96)	(103)	(101)	(106)	(5)%	(28)%	(159)	(207)	(30)%
Account value – ending	$78,848	$80,499	$89,435	$90,184	$91,165	1%	16%	$78,848	$91,165	16%

INSTITUTIONAL RESERVE LIABILITY ROLLFORWARD (PENSION RISK TRANSFER AND FUNDING AGREEMENTS)
Reserve liabilities – beginning	$6,311	$6,426	$6,862	$8,536	$10,404	22%	65%	$6,038	$8,536	41%
Deposits	184	472	2,010	1,922	1,008	(48)%	NM	750	2,930	291%
Withdrawals	(111)	(93)	(405)	(143)	(158)	(10)%	(42)%	(448)	(301)	33%
Other reserve changes	42	57	69	89	100	12%	138%	86	189	120%
Reserve liabilities – ending	$6,426	$6,862	$8,536	$10,404	$11,354	9%	77%	$6,426	$11,354	77%

Note: Please refer to Notes to the Financial Supplement section and the Non-GAAP Measure Reconciliations for discussion on reserve liabilities. 1 Deposits equal deposits from our retail, flow reinsurance and institutional channels as well as premiums and deposits for life and products other than deferred annuities or our institutional products, renewal deposits on older blocks of business and annuitizations. 2 Acquisition and block reinsurance includes total reserves at inception. Q2 and Q4 2018 includes Voya and Lincoln block reinsurance, respectively. 3 The account value rollforwards on deferred annuities include our fixed rate and fixed indexed annuities and are net of ceded reinsurance activity.

Deferred Annuity Liability Characteristics Unaudited (in millions, except percentages)
	Surrender charge (gross)	Percent of total	Surrender charge (net of MVA)	Percent of total
SURRENDER CHARGE PERCENTAGES ON DEFERRED ANNUITIES ACCOUNT VALUE
No Surrender Charge	$20,685	22.7%	$20,685	22.7%
0.0% < 2.0%	818	0.9%	1,837	2.0%
2.0% < 4.0%	3,594	3.9%	6,149	6.7%
4.0% < 6.0%	8,186	9.0%	12,728	14.0%
6.0% or greater	57,882	63.5%	49,766	54.6%
	$91,165	100.0%	$91,165	100.0%

		Surrender charge (gross)	MVA benefit	Surrender charge (net)
Aggregate surrender charge protection		6.3%	(0.4)%	5.9%

	Deferred annuities	Percent of total	Average surrender charge (gross)
YEARS OF SURRENDER CHARGE REMAINING ON DEFERRED ANNUITIES ACCOUNT VALUE
No Surrender Charge	$20,685	22.7%	—%
Less than 2	14,932	16.4%	5.1%
2 to less than 4	17,245	18.9%	6.8%
4 to less than 6	13,188	14.5%	8.2%
6 to less than 8	10,304	11.3%	9.6%
8 to less than 10	11,121	12.2%	10.5%
10 or greater	3,690	4.0%	14.3%
	$91,165	100.0%

	At minimum guarantees	Total account value	Percent of total account value at minimum guarantees
MINIMUM GUARANTEES ON DEFERRED ANNUITIES
Fixed indexed annuities	$16,679	$72,761	23%
Fixed rate annuities	7,960	18,404	43%
Total deferred annuities	$24,639	$91,165	27%

			June 30, 2019
Distance to guarantees[1]			100 – 110

1 The distance to guarantee reflects the average distance in option costs between the current and guaranteed rates for indexed strategies and between current and guaranteed fixed rates for fixed strategies. The option costs used reflects an estimate of option cost in the market.

	December 31, 2018	June 30, 2019	Δ
DEFERRED ANNUITY RIDER RESERVE SUMMARY
Rider reserve	$3,025	$3,755	24%
Account value with rider reserves	36,445	37,010	2%
Rider reserve as a percentage of account value with rider reserves	8.3%	10.1%	180bps

Capitalization & Regulatory Capital Ratios Unaudited (in millions, except percentages)
	Quarterly Trends					Δ
	2Q’18	3Q’18	4Q’18	1Q’19	2Q’19	Q/Q	Y/Y
CAPITALIZATION
Total debt	$1,174	$991	$991	$991	$991	—%	(16)%
Total shareholders’ equity	8,462	8,978	8,276	10,117	12,365	22%	46%
Total capitalization	9,636	9,969	9,267	11,108	13,356	20%	39%
Less: Accumulated other comprehensive income (loss) (AOCI)	147	33	(472)	706	1,760	149%	NM
Less: Accumulated change in fair value of reinsurance assets	12	(31)	(75)	309	639	107%	NM
Total adjusted capitalization	$9,477	$9,967	$9,814	$10,093	$10,957	9%	16%

EQUITY
Total shareholders’ equity	$8,462	$8,978	$8,276	$10,117	$12,365	22%	46%
Less: Preferred stock	—	—	—	—	839	100%	100%
Total common shareholders’ equity	8,462	8,978	8,276	10,117	11,526	14%	36%
Less: AOCI	147	33	(472)	706	1,760	149%	NM
Less: Accumulated change in fair value of reinsurance assets	12	(31)	(75)	309	639	107%	NM
Total adjusted common shareholders’ equity	$8,303	$8,976	$8,823	$9,102	$9,127	—%	10%

EQUITY BY SEGMENT
Retirement Services	$6,050	$7,024	$7,807	$8,201	$7,704	(6)%	27%
Corporate and Other	2,253	1,952	1,016	901	1,423	58%	(37)%
Total adjusted common shareholders’ equity	$8,303	$8,976	$8,823	$9,102	$9,127	—%	10%

FINANCIAL LEVERAGE
Debt to capital ratio	12.2%	9.9%	10.7%	8.9%	7.4%	(148)bps	(476)bps
AOCI	0.2%	0.0%	(0.5)%	0.6%	1.2%	56bps	100bps
Accumulated change in fair value of reinsurance assets	0.0%	0.0%	(0.1)%	0.3%	0.4%	16bps	41bps
Adjusted debt to capital ratio[1]	12.4%	9.9%	10.1%	9.8%	9.0%	(76)bps	(335)bps

1 Total debt in Q2 2018 includes a short-term borrowing of $183 million that was repaid in Q3 2018.

	December 31, 2017	December 31, 2018	Δ
REGULATORY CAPITAL RATIOS
U.S. RBC ratio – Athene Annuity & Life Assurance Company	490%	421%	(6,900)bps
BSCR – Athene Life Re Ltd.	354%	340%	(1,400)bps
Athene Life Re Ltd. RBC ratio[1]	562%	405%	(15,700)bps

1 ALRe RBC ratio, which is used in evaluating our capital position and the amount of capital needed to support our segment, is calculated by applying the NAIC RBC factors.

Financial Strength, Credit Ratings & Share Data Unaudited (in millions, except percentages)
	A.M. Best	Standard & Poor’s	Fitch
FINANCIAL STRENGTH RATINGS
Athene Annuity & Life Assurance Company	A	A	A
Athene Annuity and Life Company	A	A	A
Athene Annuity & Life Assurance Company of New York	A	A	A
Athene Life Insurance Company of New York	A	Not Rated	Not Rated
Athene Life Re Ltd.	A	A	A

CREDIT RATINGS
Athene Holding Ltd.	bbb	BBB+	BBB+
Senior notes	bbb	BBB+	BBB

	Quarterly Trends					Δ		Year-to-Date		Δ
	2Q’18	3Q’18	4Q’18	1Q’19	2Q’19	Q/Q	Y/Y	2018	2019	Y/Y
SHARE DATA
Weighted average common shares outstanding – basic[1]	197.3	197.3	197.1	194.0	191.2	(1)%	(3)%	197.2	192.1	(3)%
Weighted average shares outstanding – diluted – Class A common shares[2]	164.8	165.1	164.2	161.7	158.8	(2)%	(4)%	157.0	159.7	2%
Weighted average common shares outstanding – adjusted operating[3]	195.1	196.1	195.5	192.2	189.4	(1)%	(3)%	195.6	190.3	(3)%
Common shares outstanding[4]	197.3	197.3	195.0	194.1	185.4	(4)%	(6)%	197.3	185.4	(6)%
Adjusted operating common shares outstanding[3]	196.4	197.2	193.5	192.4	184.4	(4)%	(6)%	196.4	184.4	(6)%

1 Basic earnings per common share, including basic weighted average common shares outstanding, includes all classes eligible to participate in dividends for each period presented. 2 Diluted earnings per common share on a GAAP basis for Class A common shares, including diluted Class A weighted average common shares outstanding, includes the dilutive impacts, if any, of Class B common shares, Class M common shares and any other stock-based awards. 3 Represents Class A common shares outstanding or weighted average common shares outstanding assuming conversion or settlement of all outstanding items that are able to be converted to or settled in Class A common shares, including the impacts of Class B common shares, Class M common shares and any other stock-based awards, but excluding any awards for which the exercise or conversion price exceeds the market value of our Class A common shares on the applicable measurement date. 4 Represents common shares outstanding for all classes eligible to participate in dividends for each period presented.

Notes to the Financial Supplement
KEY OPERATING AND NON-GAAP MEASURES
In addition to our results presented in accordance with GAAP, we present certain financial information that includes non-GAAP measures. Management believes the use of these non-GAAP measures, together with the relevant GAAP measures, provides information that may enhance an investor’s understanding of our results of operations and the underlying profitability drivers of our business. The majority of these non-GAAP measures are intended to remove from the results of operations the impact of market volatility (other than with respect to alternative investments) as well as integration, restructuring and certain other expenses which are not part of our underlying profitability drivers, as such items fluctuate from period to period in a manner inconsistent with these drivers. These measures should be considered supplementary to our results in accordance with GAAP and should not be viewed as a substitute for the corresponding GAAP measures. See Non-GAAP Measure Reconciliations for the appropriate reconciliations to the corresponding GAAP measures.

ADJUSTED OPERATING INCOME AND ADJUSTED OPERATING RETURN ON ASSETS (ROA)
Adjusted operating income is a non-GAAP measure used to evaluate our financial performance excluding market volatility and expenses related to integration, restructuring, stock compensation and other expenses. Our adjusted operating income equals net income adjusted to eliminate the impact of the following (collectively, the “non-operating adjustments”):

•
Investment Gains (Losses), Net of Offsets—Investment gains (losses), net of offsets, consist of the realized gains and losses on the sale of AFS securities, the change in fair value of reinsurance assets, unrealized gains and losses, impairments, and other investment gains and losses. Unrealized, impairments and other investment gains and losses are comprised of the fair value adjustments of trading securities (other than CLOs) and investments held under the fair value option, derivative gains and losses not hedging FIA index credits, and the net other-than-temporary impairment (OTTI) impacts recognized in operations net of the change in AmerUs Closed Block fair value reserve related to the corresponding change in fair value of investments and the change in unit-linked reserves related to the corresponding trading securities. Investment gains and losses are net of offsets related to DAC, DSI, and VOBA amortization and changes to guaranteed lifetime withdrawal benefit (GLWB) and guaranteed minimum death benefit (GMDB) reserves (together, GLWB and GMDB reserves represent rider reserves) as well as the MVAs associated with surrenders or terminations of contracts.

•
Change in Fair Values of Derivatives and Embedded Derivatives – FIAs, Net of Offsets—Impacts related to the fair value accounting for derivatives hedging the FIA index credits and the related embedded derivative liability fluctuations from period to period. The index reserve is measured at fair value for the current period and all periods beyond the current policyholder index term. However, the FIA hedging derivatives are purchased to hedge only the current index period. Upon policyholder renewal at the end of the period, new FIA hedging derivatives are purchased to align with the new term. The difference in duration between the FIA hedging derivatives and the index credit reserves creates a timing difference in earnings. This timing difference of the FIA hedging derivatives and index credit reserves is included as a non-operating adjustment, net of offsets related to DAC, DSI, and VOBA amortization and changes to rider reserves. We primarily hedge with options that align with the index terms of our FIA products (typically 1–2 years). From an economic basis, we believe this is suitable because policyholder accounts are credited with index performance at the end of each index term. However, because the “value of an embedded derivative” in an FIA contract is longer-dated, there is a duration mismatch which may lead to mismatches for accounting purposes.

•
Integration, Restructuring, and Other Non-operating Expenses—Integration, restructuring, and other non-operating expenses consist of restructuring and integration expenses related to acquisitions and block reinsurance costs as well as certain other expenses which are not predictable or related to our underlying profitability drivers.

•
Stock Compensation Expense—Stock compensation expenses associated with our share incentive plans, excluding our long-term incentive plan, are not related to our underlying profitability drivers and fluctuate from time to time due to the structure of our plans.

•	Bargain Purchase Gain—Bargain purchase gains associated with acquisitions are adjustments to net income as they are not related to our underlying profitability drivers.

•
Income Tax (Expense) Benefit – Non-operating—The non-operating income tax expense represents the income tax effect of non-operating adjustments and is computed by applying the appropriate jurisdiction’s tax rate to the non-operating adjustments that are subject to income tax.

We consider these non-operating adjustments to be meaningful adjustments to net income for the reasons discussed in greater detail above. Accordingly, we believe using a measure which excludes the impact of these items is useful in analyzing our business performance and the trends in our results of operations. Together with net income, we believe adjusted operating income provides a meaningful financial metric that helps investors understand our underlying results and profitability. Adjusted operating income should not be used as a substitute for net income.

Adjusted operating ROA is a non-GAAP measure used to evaluate our financial performance and profitability. Adjusted operating ROA is computed using our adjusted operating income divided by average invested assets for the relevant period. To enhance the ability to analyze these measures across periods, interim periods are annualized. While we believe each of these metrics are meaningful financial metrics and enhance our understanding of the underlying profitability drivers of our business, they should not be used as a substitute for ROA presented under GAAP.

ADJUSTED OPERATING ROE
Adjusted operating ROE is a non-GAAP measure used to evaluate our financial performance excluding the impacts of AOCI and the cumulative change in fair value of funds withheld and modco reinsurance assets, in each case net of DAC, DSI, rider reserve and tax offsets. Adjusted common shareholders’ equity is calculated as the ending shareholders’ equity available to common shareholders excluding AOCI, the cumulative change in fair value of funds withheld and modco reinsurance assets and preferred stock. Adjusted operating ROE is calculated as the adjusted operating income, divided by average adjusted common shareholders’ equity. These adjustments fluctuate period to period in a manner inconsistent with our underlying profitability drivers as the majority of such fluctuation is related to the market volatility of the unrealized gains and losses associated with our AFS securities. Except with respect to reinvestment activity relating to acquired blocks of businesses, we typically buy and hold AFS investments to maturity throughout the duration of market fluctuations, therefore, the period-over-period impacts in unrealized gains and losses are not necessarily indicative of current operating fundamentals or future performance. Accordingly, we believe using measures which exclude AOCI and the cumulative change in fair value of funds withheld and modco reinsurance assets are useful in analyzing trends in our operating results. To enhance the ability to analyze these measures across periods, interim periods are annualized. Adjusted operating ROE should not be used as a substitute for ROE. However, we believe the adjustments to equity are significant to gaining an understanding of our overall financial performance.

ADJUSTED OPERATING EARNINGS PER COMMON SHARE, WEIGHTED AVERAGE COMMON SHARES OUTSTANDING – ADJUSTED OPERATING, AND ADJUSTED BOOK VALUE PER COMMON SHARE
Adjusted operating earnings per common share, weighted average common shares outstanding – adjusted operating and adjusted book value per common share are non-GAAP measures used to evaluate our financial performance and financial condition. The non-GAAP measures adjust the number of shares included in the corresponding GAAP measures to reflect the conversion or settlement of all shares and other stock-based awards outstanding. We believe using these measures represents an economic view of our share counts and provides a simplified and consistent view of our outstanding shares. Adjusted operating earnings per common share is calculated as the adjusted operating income, over the weighted average common shares outstanding – adjusted operating. Adjusted book value per common share is calculated as the adjusted common shareholders’ equity divided by the adjusted operating common shares outstanding. Our Class B common shares are economically equivalent to Class A common shares and can be converted to Class A common shares on a one-for-one basis at any time. Our Class M common shares are in the legal form of shares but economically function as options as they are convertible into Class A shares after vesting and payment of the conversion price. In calculating Class A diluted earnings per share on a GAAP basis, we are required to apply sequencing rules to determine the dilutive impacts, if any, of our Class B common shares, Class M common shares and any other stock-based awards. To the extent our Class B common shares, Class M common shares and/or any other stock-based awards are not dilutive, after considering the dilutive effects of the more dilutive securities in the sequence, they are excluded. Weighted average common shares outstanding – adjusted operating and adjusted operating common shares outstanding assume conversion or settlement of all outstanding items that are able to be converted to or settled in Class A common shares, including the impacts of Class B common shares on a one-for-one basis, the impacts of all Class M common shares net of the conversion price and any other stock-based awards, but excluding any awards for which the exercise or conversion price exceeds the market value of our Class A common shares on the applicable measurement date. For certain historical periods, Class M shares were not included due to issuance restrictions which were contingent upon our IPO. Adjusted operating earnings per common share, weighted average common shares outstanding – adjusted operating and adjusted book value per common share should not be used as a substitute for basic earnings per share – Class A common shares, basic weighted average common shares outstanding – Class A or book value per common share. However, we believe the adjustments to the shares and equity are significant to gaining an understanding of our overall results of operations and financial condition.

Notes to the Financial Supplement
ADJUSTED DEBT TO CAPITAL RATIO
Adjusted debt to capital ratio is a non-GAAP measure used to evaluate our capital structure excluding the impacts of AOCI and the cumulative change in fair value of funds withheld and modco reinsurance assets, net of DAC, DSI, rider reserve and tax offsets. Adjusted debt to capital ratio is calculated as total debt excluding consolidated variable interest entities (VIEs) divided by adjusted shareholders’ equity. Adjusted debt to capital ratio should not be used as a substitute for the debt to capital ratio. However, we believe the adjustments to total debt and shareholders’ equity are significant to gaining an understanding of our capitalization, debt utilization and debt capacity.

RETIREMENT SERVICES NET INVESTMENT SPREAD, INVESTMENT MARGIN ON DEFERRED ANNUITIES, AND OPERATING EXPENSES
Net investment spread is a key measurement of the financial health of our Retirement Services profitability. Net investment spread measures our investment performance less the total cost of our liabilities. Net investment earned rate is a key measure of our investment performance, while cost of funds is a key measure of the cost of our policyholder benefits and liabilities. Investment margin on our deferred annuities measures our investment performance less the cost of crediting for our deferred annuities, which make up a significant portion of our reserve liabilities.

•
Net investment earned rate is a non-GAAP measure we use to evaluate the performance of our invested assets that does not correspond to GAAP net investment income. Net investment earned rate is computed as the income from our invested assets divided by the average invested assets for the relevant period. To enhance the ability to analyze these measures across periods, interim periods are annualized. The adjustments to arrive at our net investment earned rate add alternative investment gains and losses, gains and losses related to trading securities for CLOs, net VIE impacts (revenues, expenses and noncontrolling interest) and the change in fair value of reinsurance assets. We include the income and assets supporting our change in fair value of reinsurance assets by evaluating the underlying investments of the funds withheld at interest receivables and we include the net investment income from those underlying investments which does not correspond to the GAAP presentation of change in fair value of reinsurance assets. We exclude the income and assets supporting business that we have exited through ceded reinsurance including funds withheld agreements. We believe the adjustments for reinsurance provide a net investment earned rate on the assets for which we have economic exposure.

•
Cost of funds includes liability costs related to cost of crediting on both deferred annuities and institutional products as well as other liability costs. Cost of funds is computed as the total liability costs divided by the average invested assets for the relevant period. To enhance the ability to analyze these measures across periods, interim periods are annualized.

◦
Cost of crediting includes the costs for both deferred annuities and institutional products. Cost of crediting on deferred annuities is the interest credited to the policyholders on our fixed strategies as well as the option costs on the indexed annuity strategies. With respect to FIAs, the cost of providing index credits includes the expenses incurred to fund the annual index credits, and where applicable, minimum guaranteed interest credited. Cost of crediting on institutional products is comprised of PRT costs including interest credited, benefit payments and other reserve changes, net of premiums received when issued, as well as funding agreement costs including the interest payments and other reserve changes. Cost of crediting is computed as the cost of crediting for deferred annuities and institutional products divided by the average invested assets for the relevant periods. Cost of crediting on deferred annuities is computed as the interest credited on fixed strategies and option costs on indexed annuity strategies divided by the average account value of our deferred annuities. Cost of crediting on institutional products is computed as the PRT and funding agreement costs divided by the average institutional reserve liabilities. Our average invested assets, account values and institutional reserve liabilities are averaged over the number of quarters in the relevant period to obtain our associated cost of crediting for such period. To enhance the ability to analyze these measures across periods, interim periods are annualized.

◦
Other liability costs include DAC, DSI and VOBA amortization, change in rider reserves, the cost of liabilities on products other than deferred annuities and institutional products, excise taxes, premiums, product charges and other revenues. We believe a measure like other liability costs is useful in analyzing the trends of our core business operations and profitability. While we believe other liability costs is a meaningful financial metric and enhances our understanding of the underlying profitability drivers of our business, it should not be used as a substitute for total benefits and expenses presented under GAAP.

•
Net investment earned rate, cost of funds, net investment spread and investment margin on deferred annuities are non-GAAP measures we use to evaluate the profitability of our business. We believe these metrics are useful in analyzing the trends of our business operations, profitability and pricing discipline. While we believe each of these metrics are meaningful financial metrics and enhance our understanding of the underlying profitability drivers of our business, they should not be used as a substitute for net investment income, interest sensitive contract benefits or total benefits and expenses presented under GAAP.

•
Operating expenses excludes integration, restructuring and other non-operating expenses, stock compensation expense, interest expense and policy acquisition expenses. We believe a measure like operating expenses is useful in analyzing the trends of our core business operations and profitability. While we believe operating expenses is a meaningful financial metric and enhances our understanding of the underlying profitability drivers of our business, it should not be used as a substitute for policy and other operating expenses presented under GAAP.

INVESTED ASSETS
In managing our business we analyze invested assets, which does not correspond to total investments, including investments in related parties, as disclosed in our consolidated financial statements and notes thereto. Invested assets represents the investments that directly back our reserve liabilities as well as surplus assets. Invested assets is used in the computation of net investment earned rate, which allows us to analyze the profitability of our investment portfolio. Invested assets includes (a) total investments on the consolidated balance sheets with AFS securities at cost or amortized cost, excluding derivatives, (b) cash and cash equivalents and restricted cash, (c) investments in related parties, (d) accrued investment income, (e) the consolidated VIE assets, liabilities and noncontrolling interest, (f) net investment payables and receivables and (g) policy loans ceded (which offset the direct policy loans in total investments). Invested assets also excludes assets associated with funds withheld liabilities related to business exited through reinsurance agreements and derivative collateral (offsetting the related cash positions). We include the underlying investments supporting our assumed funds withheld and modco agreements in our invested assets calculation in order to match the assets with the income received. We believe the adjustments for reinsurance provide a view of the assets for which we have economic exposure. Our invested assets are averaged over the number of quarters in the relevant period to compute our net investment earned rate for such period.

RESERVE LIABILITIES
In managing our business we also analyze reserve liabilities, which does not correspond to total liabilities as disclosed in our consolidated financial statements and notes thereto. Reserve liabilities represents our policyholder liability obligations net of reinsurance and is used to analyze the costs of our liabilities. Reserve liabilities includes (a) the interest sensitive contract liabilities, (b) future policy benefits, (c) dividends payable to policyholders, and (d) other policy claims and benefits, offset by reinsurance recoverable, excluding policy loans ceded. Reserve liabilities is net of the ceded liabilities to third-party reinsurers as the costs of the liabilities are passed to such reinsurers and therefore we have no net economic exposure to such liabilities, assuming our reinsurance counterparties perform under our agreements. The majority of our ceded reinsurance is a result of reinsuring large blocks of life business following acquisitions. For such transactions, GAAP requires the ceded liabilities and related reinsurance recoverables to continue to be recorded in our consolidated financial statements despite the transfer of economic risk to the counterparty in connection with the reinsurance transaction.

SALES
Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures to understand our business performance as it relates to deposits generated during a specific period of time. Our sales statistics include deposits for fixed rate annuities and FIAs and align with the LIMRA definition of all money paid into an individual annuity, including money paid into new contracts with initial purchase occurring in the specified period and existing contracts with initial purchase occurring prior to the specified period (excluding internal transfers).

Non-GAAP Reconciliations Unaudited (in millions, except per share data)
	Quarterly Trends					Year-to-Date
	2Q’18	3Q’18	4Q’18	1Q’19	2Q’19	2018	2019
RECONCILIATION OF BOOK VALUE PER COMMON SHARE TO ADJUSTED BOOK VALUE PER COMMON SHARE
Book value per common share	$42.89	$45.51	$42.45	$52.12	$66.69
Preferred stock	—	—	—	—	(4.53)
AOCI	(0.75)	(0.17)	2.42	(3.64)	(9.49)
Accumulated change in fair value of reinsurance assets	(0.06)	0.16	0.39	(1.59)	(3.45)
Effect of items convertible to or settled in Class A common shares	0.19	0.03	0.33	0.41	0.28
Adjusted book value per common share	$42.27	$45.53	$45.59	$47.30	$49.50

RECONCILIATION OF AVERAGE SHAREHOLDERS’ EQUITY TO AVERAGE ADJUSTED COMMON SHAREHOLDERS’ EQUITY
Average shareholders’ equity	$8,575	$8,720	$8,627	$9,197	$11,241	$8,819	$10,321
Less: Average preferred stock	—	—	—	—	420	—	420
Less: Average AOCI	391	90	(220)	117	1,233	798	644
Less: Average accumulated change in fair value of reinsurance assets	60	(10)	(53)	117	474	86	282
Average adjusted common shareholders’ equity	$8,124	$8,640	$8,900	$8,963	$9,114	$7,935	$8,975

Retirement Services	$5,772	$6,537	$7,416	$8,004	$7,952	$5,644	$7,755
Corporate and Other	2,352	2,103	1,484	959	1,162	2,291	1,220
Average adjusted common shareholders’ equity	$8,124	$8,640	$8,900	$8,963	$9,114	$7,935	$8,975

RECONCILIATION OF BASIC WEIGHTED AVERAGE COMMON SHARES OUTSTANDING – CLASS A TO WEIGHTED AVERAGE COMMON SHARES OUTSTANDING – ADJUSTED OPERATING
Basic weighted average common shares outstanding – Class A	164.5	164.5	164.2	161.3	158.5	156.6	159.4
Conversion of Class B shares to Class A shares	25.5	25.5	25.5	25.4	25.4	33.3	25.4
Conversion of Class M shares to Class A shares	4.7	5.6	5.2	5.1	5.1	5.3	5.1
Effect of other stock compensation plans	0.4	0.5	0.6	0.4	0.4	0.4	0.4
Weighted average common shares outstanding – adjusted operating	195.1	196.1	195.5	192.2	189.4	195.6	190.3

RECONCILIATION OF CLASS A COMMON SHARES OUTSTANDING TO ADJUSTED OPERATING COMMON SHARES OUTSTANDING
Class A common shares outstanding	164.5	164.6	162.2	161.3	152.6
Conversion of Class B shares to Class A shares	25.5	25.5	25.4	25.4	25.4
Conversion of Class M shares to Class A shares	5.4	6.0	4.9	5.0	5.3
Effect of other stock compensation plans	1.0	1.1	1.0	0.7	1.1
Adjusted operating common shares outstanding	196.4	197.2	193.5	192.4	184.4

Non-GAAP Reconciliations Unaudited (in millions, except percentages)
	Quarterly Trends					Year-to-Date
	2Q’18	3Q’18	4Q’18	1Q’19	2Q’19	2018	2019
RECONCILIATION OF NET INVESTMENT INCOME TO NET INVESTMENT EARNINGS
GAAP net investment income	$958	$1,070	$1,121	$1,066	$1,161	$1,813	$2,227
Change in fair value of reinsurance assets	72	52	132	132	161	117	293
Net VIE earnings	1	39	(18)	21	24	16	45
Alternative income gain (loss)	(1)	(14)	(20)	(5)	12	—	7
Held for trading amortization	(21)	(21)	(11)	(11)	(13)	(44)	(24)
Total adjustments to arrive at net investment earnings	51	56	83	137	184	89	321
Total net investment earnings	$1,009	$1,126	$1,204	$1,203	$1,345	$1,902	$2,548

Retirement Services	$983	$1,108	$1,231	$1,171	$1,321	$1,849	$2,492
Corporate and Other	26	18	(27)	32	24	53	56
Total net investment earnings	$1,009	$1,126	$1,204	$1,203	$1,345	$1,902	$2,548

RECONCILIATION OF NET INVESTMENT INCOME RATE TO NET INVESTMENT EARNED RATE
GAAP net investment income rate	4.47%	4.30%	4.10%	3.79%	4.03%	4.44%	3.91%
Change in fair value of reinsurance assets	0.34%	0.20%	0.48%	0.47%	0.56%	0.29%	0.52%
Net VIE earnings	0.00%	0.16%	(0.07)%	0.08%	0.09%	0.04%	0.08%
Alternative income gain (loss)	0.00%	(0.06)%	(0.07)%	(0.02)%	0.04%	—%	0.01%
Held for trading amortization	(0.10)%	(0.08)%	(0.04)%	(0.04)%	(0.05)%	(0.11)%	(0.04)%
Total adjustments to arrive at net investment earned rate	0.24%	0.22%	0.30%	0.49%	0.64%	0.22%	0.57%
Consolidated net investment earned rate	4.71%	4.52%	4.40%	4.28%	4.67%	4.66%	4.48%

Retirement Services	4.74%	4.55%	4.57%	4.21%	4.63%	4.68%	4.42%
Corporate and Other	3.71%	3.51%	(7.57)%	13.19%	8.39%	4.01%	10.05%
Consolidated net investment earned rate	4.71%	4.52%	4.40%	4.28%	4.67%	4.66%	4.48%

Retirement Services	$82,879	$97,500	$107,939	$111,443	$114,059	$79,000	$112,711
Corporate and Other	2,848	2,103	1,484	959	1,162	2,646	1,113
Consolidated average invested assets	$85,727	$99,603	$109,423	$112,402	$115,221	$81,646	$113,824

Non-GAAP Reconciliations Unaudited (in millions, except percentages)
	Quarterly Trends					Year-to-Date
	2Q’18	3Q’18	4Q’18	1Q’19	2Q’19	2018	2019
RECONCILIATION OF INTEREST SENSITIVE CONTRACT BENEFITS TO COST OF CREDITING
GAAP interest sensitive contract benefits	$342	$742	$(825)	$1,516	$1,094	$373	$2,610
Interest credited other than deferred annuities and institutional products	9	14	35	55	50	16	105
FIA option costs	206	231	275	278	280	380	558
Product charges (strategy fees)	(23)	(25)	(28)	(28)	(29)	(45)	(57)
Reinsurance embedded derivative impacts	3	29	14	15	14	6	29
Change in fair values of embedded derivatives – FIAs	(178)	(546)	1,039	(1,311)	(868)	(57)	(2,179)
Negative VOBA amortization	7	5	9	12	7	17	19
Other changes in interest sensitive contract liabilities	2	3	(3)	(2)	(1)	—	(3)
Total adjustments to arrive at cost of crediting	26	(289)	1,341	(981)	(547)	317	(1,528)
Retirement Services cost of crediting	$368	$453	$516	$535	$547	$690	$1,082

GAAP interest sensitive contract benefits	1.65%	3.04%	(3.06)%	5.44%	3.84%	0.94%	4.63%
Interest credited other than deferred annuities and institutional products	0.04%	0.06%	0.13%	0.20%	0.18%	0.04%	0.19%
FIA option costs	0.99%	0.95%	1.02%	1.00%	0.98%	0.96%	0.99%
Product charges (strategy fees)	(0.11)%	(0.10)%	(0.10)%	(0.10)%	(0.10)%	(0.11)%	(0.10)%
Reinsurance embedded derivative impacts	0.02%	0.12%	0.05%	0.05%	0.05%	0.02%	0.05%
Change in fair values of embedded derivatives – FIAs	(0.85)%	(2.24)%	3.85%	(4.70)%	(3.05)%	(0.14)%	(3.86)%
Negative VOBA amortization	0.03%	0.02%	0.03%	0.04%	0.02%	0.04%	0.03%
Other changes in interest sensitive contract liabilities	0.01%	0.01%	(0.01)%	(0.01)%	—%	—%	(0.01)%
Total adjustments to arrive at cost of crediting	0.13%	(1.18)%	4.97%	(3.52)%	(1.92)%	0.81%	(2.71)%
Retirement Services cost of crediting	1.78%	1.86%	1.91%	1.92%	1.92%	1.75%	1.92%

Retirement Services cost of crediting on deferred annuities	1.92%	1.98%	2.00%	1.98%	1.98%	1.89%	1.98%
Retirement Services cost of crediting on institutional products	3.16%	3.54%	3.74%	3.69%	3.76%	3.15%	3.73%
Retirement Services cost of crediting	1.78%	1.86%	1.91%	1.92%	1.92%	1.75%	1.92%

Retirement Services average invested assets	$82,879	$97,500	$107,939	$111,443	$114,059	$79,000	$112,711
Average account value on deferred annuities	66,241	79,673	88,874	89,809	90,675	62,694	90,261
Average institutional reserve liabilities	6,341	6,608	7,827	9,809	10,470	6,148	10,140

Non-GAAP Reconciliations Unaudited (in millions)
	Quarterly Trends					Year-to-Date
	2Q’18	3Q’18	4Q’18	1Q’19	2Q’19	2018	2019
RECONCILIATION OF BENEFITS AND EXPENSES TO OTHER LIABILITY COSTS
GAAP benefits and expenses	$1,481	$1,897	$1,301	$4,221	$2,619	$2,170	$6,840
Premiums	(731)	(526)	(1,833)	(1,966)	(733)	(1,009)	(2,699)
Product charges	(106)	(119)	(128)	(125)	(132)	(202)	(257)
Other revenues	(6)	(10)	(4)	(12)	(9)	(12)	(21)
Cost of crediting	(159)	(193)	(227)	(242)	(253)	(304)	(495)
Change in fair value of embedded derivatives - FIA, net of offsets	(237)	(768)	1,266	(1,260)	(817)	(171)	(2,077)
DAC, DSI and VOBA amortization related to investment gains and losses	26	28	36	(173)	(181)	46	(354)
Rider reserves	6	1	8	(28)	(24)	7	(52)
Policy and other operating expenses, excluding policy acquisition expenses	(98)	(98)	(102)	(103)	(117)	(195)	(220)
AmerUs closed block fair value liability	36	8	14	(53)	(59)	90	(112)
Other	8	1	1	1	1	8	2
Total adjustments to arrive at other liability costs	(1,261)	(1,676)	(969)	(3,961)	(2,324)	(1,742)	(6,285)
Other liability costs	$220	$221	$332	$260	$295	$428	$555

Retirement Services	$220	$221	$332	$260	$295	$428	$555
Corporate and Other	—	—	—	—	—	—	—
Consolidated other liability costs	$220	$221	$332	$260	$295	$428	$555

RECONCILIATION OF POLICY AND OTHER OPERATING EXPENSES TO OPERATING EXPENSES
Policy and other operating expenses	$154	$158	$172	$165	$185	$296	$350
Interest expense	(16)	(15)	(13)	(17)	(15)	(29)	(32)
Policy acquisition expenses, net of deferrals	(58)	(60)	(70)	(62)	(69)	(103)	(131)
Integration, restructuring and other non-operating expenses	(8)	(2)	(4)	(1)	(11)	(16)	(12)
Stock compensation expenses	(2)	(3)	(3)	(3)	(3)	(5)	(6)
Total adjustments to arrive at operating expenses	(84)	(80)	(90)	(83)	(98)	(153)	(181)
Operating expenses	$70	$78	$82	$82	$87	$143	$169

Retirement Services	$56	$63	$65	$62	$68	$114	$130
Corporate and Other	14	15	17	20	19	29	39
Consolidated operating expenses	$70	$78	$82	$82	$87	$143	$169

Non-GAAP Reconciliations Unaudited (in millions)
	December 31, 2018	June 30, 2019
RECONCILIATION OF TOTAL INVESTMENTS INCLUDING RELATED PARTIES TO INVESTED ASSETS
Total investments including related parties	$107,632	$120,106
Derivative assets	(1,043)	(2,299)
Cash and cash equivalents (including restricted cash)	3,403	5,238
Accrued investment income	682	758
Payables for collateral on derivatives	(969)	(2,183)
Reinsurance funds withheld and modified coinsurance	223	(1,236)
VIE and VOE assets, liabilities and noncontrolling interest	718	656
Unrealized (gains) losses	808	(3,084)
Ceded policy loans	(281)	(280)
Net investment receivables (payables)	(139)	(1,005)
Total adjustments to arrive at invested assets	3,402	(3,435)
Total invested assets	$111,034	$116,671

RECONCILIATION OF INVESTMENT FUNDS INCLUDING RELATED PARTIES AND VIES TO ALTERNATIVE INVESTMENTS
Investment funds including related parties and VIEs	$3,559	$3,912
Nonredeemable preferred stock included in equity securities	—	455
CLO equities included in trading securities	125	111
Investment funds within funds withheld at interest	660	687
Royalties and other assets included in other investments	71	68
Net assets of the VIE, excluding investment funds	50	(7)
Unrealized (gains) losses and other adjustments	27	(32)
Total adjustments to arrive at alternative investments	933	1,282
Alternative investments	$4,492	$5,194

RECONCILIATION OF TOTAL LIABILITIES TO RESERVE LIABILITIES
Total liabilities	$117,229	$126,615
Long-term debt	(991)	(991)
Derivative liabilities	(85)	(80)
Payables for collateral on derivatives	(969)	(2,183)
Funds withheld liability	(721)	(759)
Other liabilities	(888)	(1,958)
Liabilities of consolidated VIEs	(1)	(1)
Reinsurance ceded receivables	(5,534)	(5,678)
Policy loans ceded	(281)	(280)
Other	(27)	(5)
Total adjustments to arrive at reserve liabilities	(9,497)	(11,935)
Total reserve liabilities	$107,732	$114,680